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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported) November 22, 1999


          FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1999, which forms the Trust which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5).

                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

         Delaware                   333-84929              06-1442101
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                       06830
(Address of Principal                                     (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700

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Item 5.  Other Events.

Filing of Certain Materials

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5 (the "Certificates").

Incorporation of Certain Documents by Reference

     The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of MBIA Insurance Corporation (which was filed with the Securities and Exchange Commission on [date]) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-84929) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.


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*  Capitalized  terms  used and not  otherwise  defined  herein  shall  have the meanings assigned to them in the prospectus dated September 15, 1999 and the prospectus supplement dated November 22, 1999, of the Company, relating to its C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1  Consent of PricewaterhouseCoopers LLP


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINANCIAL ASSET SECURITIES CORP.



                                         By: /s/ John Graham
                                         Name:    John Graham
                                         Title:   Vice President





Dated:  November  22, 1999


Exhibit Index


Exhibit                                                                 Page

23    Consent of PricewaterhouseCoopers LLP




                                  Exhibit 23


                        CONSENT OF INDEPENDENT ACCOUNTS


     We consent to the incorporation by reference in the Prospectus Supplement regarding the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5, of our report dated [date], on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to out firm under the caption "Experts".

                                          /s/ PricewaterhouseCoopers LLP

                                          PricewaterhouseCoppers LLP

November 22, 1999


                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                          November 22, 1999

BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


             Re:     Financial Asset Securities Corp.
                     C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5


Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.



                                                        Very truly yours,

                                                        /s/ Amy Sunshine

                                                        Amy Sunshine

Enclosure